UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 22, 2018

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)

+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On October 22, 2018, BeiGene, Ltd. (the “Company”) issued a press release announcing that preliminary clinical data from an ongoing Phase 1 trial of its investigational PARP inhibitor, pamiparib, in combination with low-dose temozolomide in patients with locally advanced or metastatic solid tumors were presented at the European Society for Medical Oncology (ESMO) 2018 Congress in Munich, Germany. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 24, 2018, the Company issued a press release announcing acceptance of its New Drug Application in China and top-line pivotal data for its investigational Bruton's tyrosine kinase (BTK) inhibitor, zanubrutinib, in patients with relapsed/refractory chronic lymphocytic leukemia or small lymphocytic lymphoma. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release titled “BeiGene Presents Preliminary Clinical Data on PARP Inhibitor Pamiparib in Combination with Low-Dose Temozolomide in Patients with Solid Tumors at European Society for Medical Oncology (ESMO) 2018 Congress” issued on October 22, 2018
99.2	Press Release titled “BeiGene Announces Acceptance of its New Drug Application in China and Top-Line Pivotal Data for Zanubrutinib in Patients With Relapsed/Refractory Chronic Lymphocytic Leukemia or Small Lymphocytic Lymphoma” issued on October 24, 2018

Exhibit Index

Exhibit No.	Description

99.1	Press Release titled “BeiGene Presents Preliminary Clinical Data on PARP Inhibitor Pamiparib in Combination with Low-Dose Temozolomide in Patients with Solid Tumors at European Society for Medical Oncology (ESMO) 2018 Congress” issued on October 22, 2018
99.2	Press Release titled “BeiGene Announces Acceptance of its New Drug Application in China and Top-Line Pivotal Data for Zanubrutinib in Patients With Relapsed/Refractory Chronic Lymphocytic Leukemia or Small Lymphocytic Lymphoma” issued on October 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: October 25, 2018	By:	/s/ Scott A. Samuels
Scott A. Samuels
Senior Vice President, General Counsel